ABERDEEN FUNDS

Aberdeen Emerging Markets Fund

Supplement to the Prospectus and Statement of Additional Information dated February 27, 2012

The following information supplements the information in the Aberdeen Funds Prospectus and Statement of Additional Information. This information is important and relates to a transaction affecting Aberdeen Emerging Markets Fund. You should read it carefully.

The Board of Trustees (the “Board”) of Aberdeen Funds (the “Trust”) approved the reorganization (the “Reorganization”) of the Aberdeen Emerging Markets Fund (the “Emerging Markets Fund” or the “Acquired Fund”), a series of the Trust, into the Aberdeen Emerging Markets Institutional Fund (the “Emerging Markets Institutional Fund” or the “Acquiring Fund,” and together with the Emerging Markets Fund, the “Funds”), also a series of the Trust.  The Reorganization is expected to occur in the second quarter of 2012, or on such other date as the officers of the Funds may determine (the “Closing Date”).

Pursuant to the Reorganization, all of the assets of the Acquired Fund will be transferred to the Acquiring Fund in exchange solely for the assumption of the Acquired Fund’s liabilities by the Acquiring Fund and Class A, Class C and Class R shares of the Acquiring Fund.  Those shares will be distributed by the Acquired Fund to the holders of its shares in complete liquidation thereof.  In the Reorganization, you will receive shares of the Acquiring Fund of the same class as the shares you own of the Acquired Fund.  The Reorganization does not require approval by shareholders of either Fund.  You do not need to take any action for the Reorganization to take effect.

As of the start of business on the business day following the Closing Date, each shareholder of the Acquired Fund will automatically become the owner of shares of the Acquiring Fund.  The Reorganization is expected to have no effect on the value of a shareholder’s investment in that the dollar value of the “new” shares will equal the dollar value of the “old” shares. Following the closing of the Reorganization, the name of the Emerging Markets Institutional Fund will be changed to delete the word “Institutional”.

The Funds have identical investment objectives, strategies and policies, and therefore the Funds are subject to identical risks.  Because the investment objectives, strategies and policies are identical, it is anticipated that there will be minimal portfolio trading/transaction costs in connection with the Reorganization.  Any such transactions would occur subsequent to the Reorganization and would be borne by the Acquiring Fund, which will include former shareholders of the Acquired Fund. The fundamental investment restrictions of both Funds are identical.  However, the Acquired Fund is subject to certain non-fundamental investment restrictions to which the Acquiring Fund is not subject.  The Funds are each series of the Trust, and therefore have the same Board, and AAMI serves as the investment adviser of each Fund.  Both Funds are also subadvised by the same subadvisers, Aberdeen Asset Management Asia Limited and Aberdeen Asset Management Investment Services Limited.  In addition, the portfolio managers of each Fund are the same.  The Funds also utilize all of the same service providers.  Additionally, procedures for the purchase, exchange, redemption and valuation of shares of each Fund are identical. Following the Reorganization, the dividends of the Acquiring Fund will continue to be paid on an annual basis.  As a result, shareholders of the Acquired Fund will receive dividends on an annual basis rather than on a quarterly basis upon becoming shareholders of the Acquiring Fund following the Reorganization.

No fees will be imposed on shareholders as a result of the Reorganization.  AAMI will bear the expenses of the Reorganization.  It is anticipated that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Reorganization.  The closing of the Reorganization is conditioned upon the Funds receiving an opinion of counsel to this effect.  Given the similarities of the Funds’ portfolios, AAMI does not currently expect to generate meaningful taxable gains as a result of, or in anticipation of, the Reorganization.  However, if it does, prior to the Closing Date, the Acquired Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income and net realized capital gains, if any, through the Closing Date.

A copy of the summary prospectus for the Acquiring Fund will be sent to shareholders of the Acquired Fund and Acquiring Fund after the Closing Date.  The summary prospectus, prospectus and Statement of Additional Information for the Acquiring Fund and Acquired Fund are available at www.aberdeen-asset.us.

THIS SUPPLEMENT IS DATED MARCH 5, 2012

Please keep this supplement for future reference